THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

September 30, 2017
Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) classes posted solid gains of 2.99% and 3.02%, respectively, in the 3rd quarter of 2017.  These results roughly matched the Russell 1000 Value Index (Russell Value), which rose 3.11% and trailed the Standard & Poor's 500 Index (S&P 500) which was up 4.48%.  Year-to-date returns for SSHFX of 11.46% and for SSHVX 11.59% were ahead of the Russell Value's 7.92%, but behind the S&P 500's 14.24%.
We are required by the SEC to say that:  Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  The Fund's Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2017 were 16.96%, 14.87%, and 6.53%, respectively.  The Fund's Institutional Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2017 were 17.16%, 15.08%, and 6.72%, respectively.  Fund returns assume the reinvestment of all dividend and capital gain distributions. The total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2018. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).  For the most recent month-end performance, please visit the Fund's website at www.soundshorefund.com.
The third quarter of 2017 witnessed another strong period for major stock indices, extending year-to-date gains.  While hurricanes, legislative logjams, and geopolitical tensions grabbed the headlines, advancing shares were more attuned to impressive Standard & Poor's 500 Index revenue and earnings growth of 7% and 20% year over year, respectively, for the June reporting period.  Based on our conversations with companies, solid economic trends were evident in most regions of the globe.
Sound Shore's time-tested investment process, applied consistently for 39 years, starts with looking at stocks with low valuations based upon earnings and cash flow versus historic norms.  From there, our fundamental research pinpoints company-specific drivers which we believe will surface value over our multi-year investment time horizon.  Importantly, we also cross-check our valuation assessments with private market, leveraged buyout (LBO), and sum-of-the-parts analyses.  These additional perspectives are especially helpful when reviewing companies with restructuring potential – or as we continually remind ourselves, a sum-of-the-parts valuation is most relevant when a company is actually implementing real corporate action.
One of our best contributors for the third quarter, Hewlett Packard Enterprise, fell squarely into that sum-of-the-parts/summing the parts bucket.  We started our position in HPE in early 2016 when the stock was valued at less than 10 times earnings despite net cash on the balance sheet.  At the time, Wall Street consensus was concerned that HPE's core enterprise hardware segment was facing immediate headwinds.  By contrast, our work indicated HPE's large installed customer base implied a longer time horizon for stable free cash flow.  Against that backdrop, HPE's proactive management and board has had ample time to execute a portfolio overhaul including spinoffs of both its consulting and its software subsidiaries, which combined were more than half of its enterprise value.  As a result, our investment is up more than 50%, well ahead of the market.  Even after these value unlocking moves, HPE is still attractively valued under 10 times forward earnings, ex-cash, and it remains a holding.
Global integrated oil company Total was also a strong third quarter performer, as it continued to outdistance the overall energy sector.  We invested in Total in the first quarter of 2016 when the stock was priced at book value and after oil prices had declined 65% from their 2013 peak.  Total's disciplined management is focused on improving returns on capital without help from oil prices.  Aided by its competitively advantaged and diversified portfolio, the company has returned to positive earnings and free cash flow well ahead of peers.
Meanwhile, Delta Airlines was a laggard for the period, returning a portion of its prior gain.  A new position in May 2017, Delta was trading for 9 times earnings with a roughly 8% free cash flow yield at the time.  We identified the company as likely to show improving revenue and cash flow.  Delta's superior route structure includes the most attractive hubs in the US market.  Coupled with a recently upgraded fleet of planes and newly renovated terminals, Delta is delivering a more consistent product.  Ultimately this execution, along with a consolidated industry, should translate into more stable earnings than in the past.
Our contrarian investment process continues to identify company-specific opportunities, despite growing skepticism around market valuation.  To that end, Sound Shore's portfolio was valued at 14.9 times forward earnings, a meaningful discount to the S&P 500 Index at 17.7 times.  Alongside this valuation discount, we focus on resilient business models generating sustainable earnings.  These are the keys to seeking meaningful long-term returns for our shareholders.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  It is not possible to invest directly in an Index.
This letter may contain discussions about certain investments both held and not held in the portfolio.  As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk.  Percent of net assets as of 9/30/17:  Delta Air Lines, Inc.:  2.15%; Hewlett Packard Enterprise Co.:  2.14%; and Total S.A. ADR:  3.36%.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations.  The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.
The views in this letter were those of the Fund managers as of 9/30/17 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.
You should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com.  The summary prospectus and/or prospectus should be read carefully before investing.
Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017 (Unaudited)

	Share Amount	Value
Common Stock (95.6%) (a)
Consumer Discretionary (6.2%)
CBS Corp., Class B	790,550	$45,851,900
Comcast Corp., Class A	1,049,650	40,390,532
The Goodyear Tire & Rubber Co.	1,309,850	43,552,513
		129,794,945
Consumer Staples (2.7%)
Wal-Mart Stores, Inc.	724,000	56,573,360

Energy (11.9%)
Antero Resources Corp. (b)	3,235,200	64,380,480
BP PLC, ADR	1,356,950	52,147,589
Occidental Petroleum Corp.	998,800	64,132,948
TOTAL SA, ADR	1,320,050	70,649,076
		251,310,093
Financials (22.4%)
Aon PLC	376,150	54,955,515
Bank of America Corp.	3,284,750	83,235,565
Berkshire Hathaway, Inc., Class B (b)	331,800	60,825,576
Capital One Financial Corp.	767,900	65,010,414
Chubb, Ltd.	331,250	47,219,687
Citigroup, Inc.	1,176,250	85,560,425
Invesco, Ltd.	944,650	33,100,536
Marsh & McLennan Cos., Inc.	498,400	41,770,904
		471,678,622
Health Care (11.9%)
Allergan PLC	267,350	54,793,383
Merck & Co., Inc.	1,081,250	69,232,437
Pfizer, Inc.	1,703,600	60,818,520
Thermo Fisher Scientific, Inc.	348,550	65,945,660
		250,790,000
Industrials (6.6%)
Delta Air Lines, Inc.	936,750	45,170,085
General Electric Co.	1,656,900	40,063,842
Pentair PLC	779,000	52,940,840
		138,174,767
Information Technology (26.1%)
Alphabet, Inc., Class A (b)	46,025	44,815,463
Analog Devices, Inc.	643,350	55,437,469

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
SEPTEMBER 30, 2017 (Unaudited)

	Share Amount	Value
Information Technology (26.1%) (continued)
Applied Materials, Inc.	1,009,750	$52,597,878
First Data Corp., Class A (b)	4,104,600	74,046,984
Flex, Ltd. (b)	3,782,150	62,670,225
Hewlett Packard Enterprise Co.	3,064,350	45,076,589
Keysight Technologies, Inc. (b)	1,430,100	59,577,966
Micro Focus International PLC, ADR (b)	1,314,000	41,916,600
Microsoft Corp.	713,500	53,148,615
Oracle Corp.	1,239,850	59,946,747
		549,234,536
Materials (3.2%)
International Paper Co.	1,167,350	66,328,827

Telecommunication Services (2.4%)
Vodafone Group PLC, ADR	1,755,150	49,951,569

Utilities (2.2%)
Exelon Corp.	1,238,850	46,667,480

Total Common Stock (95.6%) (cost $1,463,769,377)		2,010,504,199

Short-Term Investments (4.0%)
Money Market Fund (4.0%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.90% (c)	84,089,430	84,089,430
Total Short-Term Investments (4.0%) (cost $84,089,430)		84,089,430

Total Investments (99.6%) (cost $1,547,858,807)		$2,094,593,629
Other Assets Less Liabilities (0.4%)		8,004,019
Net Assets (100.0%)		$2,102,597,648

(a)  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)  Non-income producing security.
(c)  Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of September 30, 2017.
ADR   American Depositary Receipt
PLC Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Concluded)
SEPTEMBER 30, 2017 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of September 30, 2017:
Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$2,010,504,199	-	-	$2,010,504,199
Short-Term Investments	84,089,430	-	-	84,089,430
Total Investments	$2,094,593,629	$-	$-	$2,094,593,629

At September 30, 2017, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of September 30, 2017, based on the valuation input Levels on December 31, 2016.
b. Security Transactions
Security transactions are recorded on a trade date basis.
3. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Schiff Hardin LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

207-QR-0917

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)

SEPTEMBER 30, 2017

SOUND SHORE FUND